UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22670

Legg Mason Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON INVESTMENT TRUST

LEGG MASON OPPORTUNITY TRUST

FORM N-Q

MARCH 31, 2014

LEGG MASON OPPORTUNITY TRUST

Schedule of investments (unaudited)	March 31, 2014

SECURITY	SHARES	VALUE
COMMON STOCKS - 100.4%
CONSUMER DISCRETIONARY - 26.0%
Automobiles - 5.3%
Fiat SpA	5,000,000	$58,191,897	*(a)
Ford Motor Co.	1,460,710	22,787,076
General Motors Co.	943,266	32,467,216

Total Automobiles		113,446,189

Diversified Consumer Services - 1.1%
Apollo Education Group Inc., Class A Shares	725,000	24,824,000	*

Hotels, Restaurants & Leisure - 2.0%
Boyd Gaming Corp.	3,200,000	42,240,000	*

Household Durables - 7.0%
KB Home	1,700,000	28,883,000
Lennar Corp., Class A Shares	920,000	36,450,400	(b)
PulteGroup Inc.	2,700,000	51,813,000
Taylor Morrison Home Corp., Class A Shares	1,494,360	35,117,460	*

Total Household Durables		152,263,860

Internet & Catalog Retail - 6.9%
Amazon.com Inc.	100,000	33,652,000	*(c)
Coupons.com Inc.	450,500	11,104,825	*
Groupon Inc.	4,700,000	36,848,000	*
Netflix Inc.	125,000	44,003,750	*
zulily Inc., Class A Shares	466,800	23,428,692	*

Total Internet & Catalog Retail		149,037,267

Media - 0.5%
New Media Investment Group Inc.	689,222	10,352,114	*

Specialty Retail - 3.2%
Best Buy Co. Inc.	1,000,000	26,410,000
GameStop Corp., Class A Shares	1,025,000	42,127,500

Total Specialty Retail		68,537,500

TOTAL CONSUMER DISCRETIONARY		560,700,930

CONSUMER STAPLES - 0.8%
Food & Staples Retailing - 0.8%
SUPERVALU Inc.	2,500,000	17,100,000	*

ENERGY - 1.9%
Oil, Gas & Consumable Fuels - 1.9%
Chesapeake Energy Corp.	1,575,000	40,351,500	(b)

FINANCIALS - 31.4%
Banks - 4.7%
Bank of America Corp.	3,400,000	58,480,000	(b)
Citigroup Inc.	900,000	42,840,000	(b)

Total Banks		101,320,000

Capital Markets - 5.9%
Apollo Investment Corp.	1,123,400	9,335,454
Ares Capital Corp.	1,450,000	25,549,000	(b)
E*TRADE Financial Corp.	1,721,900	39,638,138	*
Ellington Financial LLC	1,448,947	34,513,917	(d)
Morgan Stanley	600,000	18,702,000

Total Capital Markets		127,738,509

Consumer Finance - 0.6%
Springleaf Holdings Inc.	530,000	13,329,500	*

See Notes to Schedule of Investments.

LEGG MASON OPPORTUNITY TRUST

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	SHARES	VALUE
Insurance - 8.1%
Assured Guaranty Ltd.	1,750,000	$44,310,000
Genworth Financial Inc., Class A Shares	4,900,000	86,877,000	*(b)
Hartford Financial Services Group Inc.	1,250,000	44,087,500	(b)

Total Insurance		175,274,500

Real Estate Investment Trusts (REITs) - 5.5%
American Capital Mortgage Investment Corp.	53,113	996,931
Newcastle Investment Corp.	9,546,700	44,869,490
NorthStar Realty Finance Corp.	4,493,000	72,517,020

Total Real Estate Investment Trusts (REITs)		118,383,441

Thrifts & Mortgage Finance - 6.6%
Essent Group Ltd.	385,350	8,654,961	*
MGIC Investment Corp.	7,500,000	63,900,000	*
Nationstar Mortgage Holdings Inc.	850,000	27,591,000	*
PennyMac Financial Services Inc., Class A Shares	1,300,000	21,632,000	*(d)
Radian Group Inc.	1,412,700	21,232,881

Total Thrifts & Mortgage Finance		143,010,842

TOTAL FINANCIALS		679,056,792

HEALTH CARE - 5.3%
Biotechnology - 2.0%
Dendreon Corp.	2,200,000	6,578,000	*
Intrexon Corp.	1,397,300	36,735,017	*

Total Biotechnology		43,313,017

Health Care Providers & Services - 1.6%
CIGNA Corp.	400,000	33,492,000	(b)

Pharmaceuticals - 1.7%
Questcor Pharmaceuticals Inc.	575,000	37,334,750

TOTAL HEALTH CARE		114,139,767

INDUSTRIALS - 10.2%
Airlines - 10.2%
American Airlines Group Inc.	2,100,000	76,860,000	*
Delta Air Lines Inc.	2,300,000	79,695,000	(b)
United Continental Holdings Inc.	1,450,000	64,713,500	*(b)

TOTAL INDUSTRIALS		221,268,500

INFORMATION TECHNOLOGY - 19.8%
Communications Equipment - 3.5%
Cisco Systems Inc.	200,000	4,482,000
QUALCOMM Inc.	900,000	70,974,000

Total Communications Equipment		75,456,000

Electronic Equipment, Instruments & Components - 1.0%
Universal Display Corp.	710,000	22,656,100	*

Internet Software & Services - 6.5%
eBay Inc.	900,000	49,716,000	*
IAC/InterActiveCorp	300,000	21,417,000
Millennial Media Inc.	2,300,000	15,916,000	*
Pandora Media Inc.	1,700,000	51,544,000	*
WorldOne Inc.	61,284	992,188	(a)(e)(f)
WorldOne Inc., Contract	2,553	0	(a)(e)(f)(g)

Total Internet Software & Services		139,585,188

Semiconductors & Semiconductor Equipment - 2.8%
Marvell Technology Group Ltd.	950,000	14,962,500
NXP Semiconductors NV	441,600	25,970,496	*
Teradyne Inc.	1,000,000	19,890,000	*

Total Semiconductors & Semiconductor Equipment		60,822,996

See Notes to Schedule of Investments.

LEGG MASON OPPORTUNITY TRUST

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY			SHARES	VALUE
Software - 1.9%
Microsoft Corp.			625,000	$25,618,750	(b)
Monitise PLC			13,000,000	15,446,616	*(a)

Total Software				41,065,366

Technology Hardware, Storage & Peripherals - 4.1%
Apple Inc.			65,000	34,888,100	(b)
International Business Machines Corp.			20,000	3,849,800
Seagate Technology PLC			900,000	50,544,000	(b)

Total Technology Hardware, Storage & Peripherals				89,281,900

TOTAL INFORMATION TECHNOLOGY				428,867,550

INVESTMENT FUNDS - 2.5%
Pangaea One, LP			58,134,305	53,209,690	(a)(d)(e)(f)

MATERIALS - 0.9%
Chemicals - 0.9%
OCI Partners LP			915,740	19,633,466

TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 1.2%
Level 3 Communications Inc.			695,000	27,202,300	*(b)

Wireless Telecommunication Services - 0.4%
NII Holdings Inc.			6,600,000	7,854,000	*

TOTAL TELECOMMUNICATION SERVICES				35,056,300

TOTAL COMMON STOCKS (Cost - $1,351,268,161)				2,169,384,495

CONVERTIBLE PREFERRED STOCKS - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Glam Media Inc., Series M1			1,590,393	804,103	(a)(e)(f)
Glam Media Inc., Series M1 (Escrow)			113,600	0	(a)(e)(f)(g)
Glam Media Inc., Series M2 (Escrow)			113,599	0	(a)(e)(f)(g)

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $17,576,421)				804,103

	RATE	MATURITY DATE	FACE AMOUNT
CORPORATE BONDS & NOTES - 0.2%
CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
Glam Media Inc.	9.000%	12/3/15	$3,486,219	3,433,926	(a)(e)(f)
Glam Media Inc. (Escrow)	9.000%	12/3/15	63,677	0	(a)(e)(f)(g)
Glam Media Inc. (Escrow)	9.000%	6/1/14	63,676	0	(a)(e)(f)(g)

TOTAL CORPORATE BONDS & NOTES (Cost - $7,423,579)				3,433,926

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 1.4%
Apple Inc., Call @ $500.00 (Cost - $18,543,505)		1/17/15	5,000	29,950,000

			WARRANTS
WARRANTS - 2.0%
JPMorgan Chase & Co. (Cost - $22,736,635)		10/28/18	2,090,900	42,236,180	*

TOTAL INVESTMENTS - 104.0% (Cost - $1,417,548,301#)				2,245,808,704
Liabilities in Excess of Other Assets - (4.0)%				(85,469,952)

TOTAL NET ASSETS - 100.0%				$2,160,338,752

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.

See Notes to Schedule of Investments.

LEGG MASON OPPORTUNITY TRUST

Schedule of investments (unaudited) (cont’d)	March 31, 2014

(c)	All or a portion of this security is pledged to cover future purchase commitments.

(d)	In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At March 31, 2014, the total market value of Affiliated Companies was $109,355,607, and the cost was $110,392,964 (See Note 4).

(e)	Illiquid security.

(f)	Restricted security.

(g)	Value is less than $1.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Opportunity Trust (the “Fund”) is a separate diversified investment series of Legg Mason Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common stocks†:
Consumer discretionary	$502,509,033	$58,191,897	—	$560,700,930
Information technology	412,428,746	15,446,616	$992,188	428,867,550
Investment funds	—	—	53,209,690	53,209,690
Other common stocks	1,126,606,325	—	—	1,126,606,325
Convertible preferred stocks	—	—	804,103	804,103
Corporate bonds & notes	—	—	3,433,926	3,433,926
Purchased options	29,950,000	—	—	29,950,000
Warrants	42,236,180	—	—	42,236,180

Total investments	$2,113,730,284	$73,638,513	$58,439,907	$2,245,808,704

†	See Schedule of Investments for additional detailed categorizations.

For the period ended March 31, 2014, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At March 31, 2014, securities valued at $58,191,897 were temporarily transferred from Level 1 to Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	COMMON STOCKS	CONVERTIBLE PREFERRED STOCKS	CORPORATE BONDS & NOTES	TOTAL
Balances as of December 31, 2013	$51,718,411	$804,103	$3,433,926	$55,956,440
Accrued premiums/discounts	—	—	—	—
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)[1]	1,964,581	—	—	1,964,581
Purchases	518,886	—	—	518,886
Sales	—	—	—	—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Balance as of March 31, 2014	$54,201,878	$804,103	$3,433,926	$58,439,907
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2014(1)	$1,964,581	—	—	$1,964,581

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 3/31/14 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Range/ Weighted Average	Impact to Valuation from an Increase in Input*
Limited Partnership Interests (classified as Common Stock)	$53,210	NAV of Limited Partnership Interest	Liquidity discount	10%	Decrease

* This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase

Notes to Schedule of Investments (unaudited) (continued)

transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of March 31, 2014, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(g) Restricted securities. Certain of the Fund’s investments are restricted as to resale and are valued as determined under policies approved by the Board of Trustees in absence of readily ascertainable market values.

Notes to Schedule of Investments (unaudited) (continued)

Security	Number of Units/Shares/ Interest/Par	Acquisition Date(s)		Cost	Fair Value a 3/31/14	Value per Unit/Share	Percent of Net Assets	Distributions Received	Open Commitments
Glam Media Inc., Series M-1 Preferred	1,590,393	12/11		$15,379,368	$804,103	$0.51	0.04%	—	—
Glam Media Inc., Series M-1 Preferred (Escrow)	113,600	12/11		1,098,527	0	0.00	0.00%	—	—
Glam Media Inc., Series M-2 Preferred (Escrow)	113,599	12/11		1,098,527	0	0.00	0.00%	—	—
Glam Media Inc., Note 9%	3,486,219	12/11		6,495,632	3,433,926	98.50	0.16%	—	—
Glam Media Inc., Note 9% (Escrow 1)	63,677	12/11		463,974	0	0.00	0.00%	—	—
Glam Media Inc., Note 9% (Escrow 2)	63,676	12/11		463,973	0	0.00	0.00%	—	—
Pangaea One, LP	58,134,305	—	A	58,134,305	53,209,690	0.92	2.46%	—	$2,331,329	B
WorldOne, Inc.	61,284	8/12		26,711,423	992,188	16.19	0.05%	—	—
WorldOne, Inc., Contract	2,553	8/12		0	0	0.00	0.00%	—	—

				$109,845,729	$58,439,907		2.71%	—	$2,331,329

A

Acquisition dates were 8/07, 9/07, 1/08, 3/08, 5/08, 8/08, 10/08, 12/08, 2/09, 5/09, 8/09, 11/09, 3/10, 7/10, 1/11, 2/11, 4/11, 8/11, 10/11, 1/12, 4/12, 5/12, 6/12, 8/12, 12/12, 5/13, 6/13, 9/13, 11/13, 12/13, and 3/14

B	In the normal course of operations, the Fund makes commitments to invest in businesses. At March 31 2014, the Fund had open commitments of $2,331,329.

(h) Illiquid securities. Illiquid securities are those that cannot be sold or disposed of within seven days for approximately the price at which the Fund values the security. Illiquid investments include: repurchase agreements with terms of greater than seven days, restricted securities other than those the advisor has determined are liquid pursuant to guidelines established by the Board of Trustees and securities involved in swap, cap, floor and collar transactions, and over-the-counter (“OTC”) options and their underlying collateral. Due to the absence of an active trading market, the fund may have difficulty valuing or disposing of illiquid securities promptly. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists.

(i) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$929,332,199
Gross unrealized depreciation	(101,071,796)

Net unrealized appreciation	$828,260,403

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2014.

Primary Underlying Risk	Purchased Options, at Value
Equity Risk	$29,950,000

During the period ended March 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$31,581,250

Notes to Schedule of Investments (unaudited) (continued)

4. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the period ended March 31, 2014:

	Affiliate					Amortization	Affiliate
	Mkt Value	Purchased		Sold		Div/Interest	Mkt Value		Realized
	at 12/31/13	Cost	Shares/ Par	Cost	Shares/Par	Income	at 3/31/14		Gain / Loss
Ellington Financial LLC	$32,847,628	—	—	—	—	$1,115,689	$34,513,917		—
Penny Mac Financial Services Inc., Class A Shares	—	$8,234,083	500,000	—	—	—	21,632,000	*	—
Pangaea One, LP	50,717,643	518,886	N/A	—	N/A	—	53,209,690		—

	$83,565,271	$8,752,969		—		$1,115,689	$109,355,607		—

*	This security is an Affiliated Company as of the period ended March 31, 2014.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Investment Trust

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 23, 2014